                                                               EXHIBIT 10(m)


                 UNDERGROUND GAS STORAGE LEASE AND AGREEMENT

                           (CANADA MOUNTAIN FIELD)


               This Underground Gas Storage Lease and Agreement (Canada Mountain Field) ("Agreement"), made, entered and effective this 9th day of
                                                                ---
March, 1994, by and between EQUITABLE RESOURCES EXPLORATION, a division of
-----
Equitable Resources Energy Company, a West Virginia corporation, with offices at Two Executive Park Place, 1989 East Stone Drive, Kingsport, Tennessee 37660 (hereinafter referred to as "Lessor" or "EREX"), and LONNIE
D. FERRIN, an individual, 431 Electra Drive, Houston, Texas 77024 (hereinafter referred to as "Lessee" or "Ferrin");

                                 WITNESSETH:

               WHEREAS, EREX is the fee owner of the oil and gas rights in and underlying various tracts of land including, but not limited to the American Association, Inc. Fee Tract Nos. 34-14, 34-18, 34-21 and 34-22, situate on the waters of Cannon Creek and Fourmile Creek, Kayjay and Middlesboro North Quads, Bell County, Kentucky; and

               WHEREAS, by Shallow Horizon Master Agreement dated November 1, 1971, between Kentucky West Virginia Gas Company ("Kentucky West"), predecessor to EREX, and Weaver Oil and Gas Corporation ("Weaver"), predecessor to Ferrin, Kentucky West granted to Weaver certain shallow horizon oil and gas exploration rights on Kentucky West acreage in various counties in Eastern Kentucky (hereinafter referred to as "Shallow Horizon Master Agreement," also denominated as Agreement A-432); and


               WHEREAS, Section 4.3 of the Shallow Horizon Master Agreement provides that assignments from Kentucky West to Weaver shall not include any gas storage rights in the shallow horizons; and

               WHEREAS, by Deed and Assignment dated June 14, 1978, and recorded at Lease Book 25, Page 659 of the records of Bell County, Kentucky, Kentucky West assigned to Weaver certain oil and gas exploration rights in three thousand (3,000.0) acres in the form of a circle, having at its center the Weaver Mapco #1 American Association Well (American Association #34-22-1) (Kentucky Permit No. 30992), having a radius of 6,449.5 feet, and located at Carter Coordinates 25-C-70, 10' FSL and 950' FEL, and being part of the American Association, Inc. Fee

Tract Nos. 34-14, 34-18, 34-21, and 34-22 (hereinafter referred to as the "Farmout Acreage"); and,

               WHEREAS, Weaver drilled a total of five (5) wells on the Farmout Acreage, including the above-referenced American Association #34-21-1, and the American Association #34-22-1, the American Association #34-22-2, the American Association #34-22-3A, and the American Association #34-18-1A (collectively hereinafter referred to as the "Existing Wells"); and

               WHEREAS, by that certain Consent to Assignment dated October 23, 1987, by and between Eastern Kentucky Production Company ("ERPC") (successor to Kentucky West and predecessor to EREX) and Kaneb Operating Company, Ltd. ("Kaneb") (successor to Weaver and predecessor to Ferrin), ERPC consented to the assignment by Kaneb to Ferrin of various properties subject to the Shallow Horizon Master Agreement; and

               WHEREAS, Ferrin has heretofore produced and marketed natural gas from the Big Lime Formation underlying the Farmout Acreage, and now desires to store natural gas underground in said Big Lime Formation (hereinafter referred to as the "Storage Formation"); and

               WHEREAS, a dispute arose between Ferrin and EREX as to the ownership of the gas storage rights underlying the Farmout Acreage in the litigation styled Lonnie D. Ferrin v. Equitable Resources Energy Company,
                  ------------------------------------------------------
U.S. District Court for the Eastern District of Kentucky, CA No. 92-250, and appealed to the U.S. 6th Circuit Court of Appeals, CA No. 93-6082; and

               WHEREAS, EREX and Ferrin have determined to settle their conflicting claims to the gas storage rights underlying the Farmout Acreage by entering into this Agreement; and

               WHEREAS, upon full execution of this Agreement, Ferrin has agreed to withdraw his appeal in the referenced litigation, and the parties have agreed to execute a Stipulation to Dismiss and any other necessary documents in order to dismiss the litigation.

               NOW, THEREFORE, for and in consideration of the premises and of the sum of Eighteen Thousand Dollars ($18,000.00), cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lessor does hereby lease and let exclusively unto the Lessee the right, use and privilege to inject, store, withdraw and remove natural gas underground into and from the

Storage Formation (hereinafter collectively referred to as "Gas Storage Operations"), in and underlying the Leased Premises (as hereinafter defined), together with all rights incident thereto and with all necessary and convenient rights-of-way and easements incident to or required by Lessee in the conduct thereof, subject however, to the following terms and conditions:

         1. Leased Premises and Extensions. Lessor does hereby lease and let
            ------------------------------
unto Lessee for a gas storage project those portions of the fee oil and gas acreage, and any presently subsisting oil and gas leases with gas storage provisions, which Lessor owns or controls within the following described rectangular unit situate on the waters of Cannon Creek and Fourmile Creek, Kayjay and Middlesboro North Quads, Bell County, Kentucky:

         Being in the form of a rectangle, and beginning at dry hole No. F-2646 (no Kentucky Permit, Carter Coordinates 5-B-70, 800' FSL, 1000' FWL) near the southwest corner of the rectangular unit; thence west using the astronomic north meridian to the intersection of a line running due south of a point 2,000 feet west of Well No. F-17862 (American Association #34-22-2, KR-1187, Kentucky Permit No. 30991, Carter Coordinates 1-B-69, 1400' FNL, 5'
FEL) as located on the ground; thence running north through said aforementioned point 2,000 feet west of said Well No. F-17862 to the intersection of said line with a line running west from a point 2,000 feet north of Well No. F-12635 (Thomas J. Cannes #2, Kentucky Permit No. 44100, Carter Coordinates 17-C-70, 2000 FSL, 700' FWL.); thence east through said point 2,000 feet north of said Well No. F-12635 to the intersection of this line with a line running north from a point 2,000 feet east of Well No. F-12520 (Thomas J. Cannes #1, Kentucky Permit No. 40019, Carter Coordinates 17-C-70, 10' FSL, 2150' FEL); thence south through said point 2,000 feet east of said Well No. F-12520 to the intersection of said line with a line running due east of Well No. F-2646; thence west to dry hole No. F-2646, the point of beginning.

         The rectangular unit herein described contains 4,212.00 acres, more or less, in which Lessor does hereby lease and let unto Lessee approximately 3,128.00 acres, more or less, which leased acreage .has been planimetered and which is more particularly set forth and described as the cross-hatched area on Exhibit "A" (Map of Leased Premises) , attached hereto and by this reference made a part hereof (hereinafter referred to as the "Leased Premises").

         It is understood that as the exact boundaries of the proposed gas storage project are not determined at this time, that Lessor agrees, upon the written request of Lessee, to lease additional gas storage rights it owns or controls upon fee or lease acreage within 2,000 feet of any future drilled wells by Lessee that may prove to be necessary to identify and protect Lessee's gas storage project. The parties agree that three thousand one hundred twenty eight (3,128.0) acres shall be used for purposes of rental and storage payments (as hereinafter defined), which acreage figure may be amended from time to time as required, and which shall be set forth as a written Amendment to this Agreement. However, the acreage figure for rental and storage payments shall never be less than three thousand one hundred twenty eight (3,128.0) acres. It is understood and agreed that Lessee shall not request any extension of the Leased Premises after five (5) years from the effective date hereof.

         2. Primary Term and Extension of Primary Term due to Governmental
            --------------------------------------------------------------
Delay: The primary term of this Agreement is three (3) years from the date
-----
hereof, and as long thereafter as the Leased Premises are operated by Lessee for Gas Storage Operations.

         It is understood and agreed that the Primary Term may be extended for successive periods of one (1) year each by Lessor upon the written request of Lessee upon demonstration by Lessee of a governmental delay due to Federal Energy Regulatory Commission ("FERC") involvement, defined as a failure to issue a required certificate-of public convenience and necessity or other necessary authorization. Lessee agrees to diligently pursue the needed permits and certificates for this project. It is understood that any extension for FERC governmental delay shall not exceed two (2) years, for a total primary term of five (5) years. Ferrin shall give notice to EREX if said FERC governmental delay occurs, and shall provide EREX with documentation to evidence any said governmental delay.

         3. Delay Rentals and Storage Rentals: Commencing in the second year
            ---------------------------------
of the Primary Term, Lessee shall pay Lessor Delay Rentals at the rate of Two Dollars ($2.00) per acre per annum based on three thousand one hundred twenty eight (3,128.0) acres, payable annually in advance. When Lessee commences Gas Storage Operations (as hereinafter defined), whether or not such event occurs before the end of the Primary Term, Lessee shall pay Lessor Storage Rentals at the rate of Four Dollars ($4.00) per acre per annum based on three thousand one hundred twenty eight (3,128.0 acres payable annually in advance.

Storage Rentals shall be paid at the aforesaid rate for each succeeding year that Lessee operates the Leased Premises for Gas Storage Operations. All payments provided for by this Agreement shall be made by check payable to Lessor and mailed directly to Lessor at the address shown in Paragraph 15 below. Such Delay Rental and Storage Rental payments shall be increased upon enlargement of the gas storage project as required pursuant to Paragraph 1 hereinabove.

         4. Commencement of Gas Storage Operations: Lessee shall be deemed
            --------------------------------------
to have commenced Gas Storage Operations when Lessee completes the following: (1) a certificate or finding from the Kentucky Department of Mines and Minerals, Division of Oil and Gas, or its successor agency ("Department") pursuant to 805 KAR 1:080, Gas Storage Reservoir; Drilling,
                                          --------------------------------
Plugging In Vicinity (or any successor or equivalent regulation)
--------------------
(hereinafter referred to as "Kentucky Gas Storage Regulation") that Lessee has established a Gas Storage Reservoir, and (2) any other required state or federal permits or certificates, and (3) Lessee commences in good faith to inject gas into the Storage Formation under the Leased Premises. Ferrin shall give written notice to EREX when each of the aforesaid events occurs.

         5. Payments Due at Commencement of Gas Storage Operations: At the
            ------------------------------------------------------
time Gas Storage Operations are commenced, Lessee shall pay Lessor as settlement for the royalty on all recoverable gas from the Existing Wells on the Leased Premises an amount equal to the difference between Seventy Five Thousand Dollars ($75,000.00) and the sum of any royalty payments made for gas produced between January 1, 1994, and the commencement of Gas Storage Operations. As additional consideration, Lessee will pay Lessor at the time Gas Storage Operations are commenced the sum One Hundred Sixty Five Thousand Dollars ($165,000.00).

         6. Payments Due Twenty Four (24) Months After Commencement of Gas
            --------------------------------------------------------------
Storage Operations: Twenty four (24) months after the commencement of Gas
------------------
Storage Operations, Lessee shall pay Lessor the sum of Two Hundred Fifty Thousand Dollars ($250,000.00), or all gas storage=rights shall cease and revert automatically to Lessor, and this Agreement shall terminate and be of no further force and effect.

         7. Lessee's Gas Storage Rights: The rights herein granted to Lessee
            ---------------------------
shall, without limitation, include the following:

         a) The right to utilize Lessee's Existing Wells, to drill new injection wells and withdrawal wells, and to inject natural gas from any source or supply of Lessee into the Storage Formation underlying the Leased Premises;

         b) The right to store such injected natural gas in the Storage
Formation;

         c) The right to withdraw and remove natural gas from the Storage Formation and deliver the same for transport;

         d) All natural gas injected, stored, withdrawn and/or removed into and from the Storage Formation underlying the Leased Premises shall be considered personal property, and shall remain personal property while in storage and shall be personal property when withdrawn;

         e) Subject to compliance with Paragraph 5 hereinabove, Lessee shall have the right to commingle its stored natural gas with the native gas;

         f) All wells drilled and operated by Lessee shall be in conformity with all applicable state and federal laws, rules and regulations, including the Department's Kentucky Gas Storage Regulation.

         Lessor agrees not to unreasonably object to the Department as to any injection and/or withdrawal wells proposed by Lessee if such wells are in conformity with the Kentucky Gas Storage Regulation and this Agreement.

         g) To the extent Lessor is able to do so, Lessor grants to Lessee such rights-of-way and easements over, in, upon and under the Leased Premises as are necessary, expedient, convenient and customarily required in the development, construction and operation of an underground gas storage reservoir, together with all such rights reasonably necessary for the full and proper enjoyment of all rights herein granted.

         h) Upon termination of this Agreement, Lessee shall have a period of one hundred eighty (180) days within which time to remove all equipment and personal property from the Leased Premises.

         i) Lessee shall have the obligation to plug and abandon all of Lessee's wells now or hereafter existing on the Leased Premises in conformity with all applicable state and federal laws, rules and regulations. This provision shall survive any termination of the Agreement.

         j) Upon termination of Lessee's Gas Storage Operations, all rights of Lessee to gas storage underlying the Leased Premises shall cease, and shall revert automatically to Lessor.

         8. Lessee's Indemnification and Hold Harmless: Lessee covenants
            ------------------------------------------
with Lessor that Lessee shall perform all Gas Storage Operations in a good and workmanlike manner. Lessee agrees to assume liability for and shall defend, indemnify and hold harmless Lessor from and against any and all claims, demands or actions for all damages, liabilities, demands, injuries, or costs of any nature whatsoever, including attorneys' fees, to persons or real or personal property caused by Lessee's employees, agents, or contractors, or resulting from Lessee's Gas Storage Operations, whether negligent or not, and whether such damages or injuries to persons or property be suffered by Lessor, its employees, agents, or contractors, or by third parties. Furthermore, Lessee covenants to obtain Comprehensive General Liability Insurance, and such other insurance coverages as required, and to provide Lessor with certificates or evidence of same. Lessee further agrees to defend, indemnify and hold harmless Lessor for any ad valorem property or other taxes assessed against Lessor as a result of Lessee's Gas Storage Operations.

         9. Reimbursement for Title Failure as to Gas Storage Rights: Lessor
            --------------------------------------------------------
does not warrant title to the gas storage rights underlying the Leased Premises, either express or implied. However, Lessor agrees to reimburse Lessee for the One Hundred Sixty Five Thousand Dollars ($165,000.00) under Paragraph 5, and the Two Hundred Fifty Thousand Dollars ($250,000.00) under Paragraph 6, should Lessor's title fail as to the gas storage rights underlying the Leased Premises during the first five (5) years of the term of the Agreement. The filing of any action as to the title to gas storage rights within the first five (5) years of~ the term of this Agreement shall preserve Lessee's right to seek reimbursement, subject to a final legal determination of ownership in such action. Otherwise, no reimbursement shall occur after the first five (5) years of the term of the Agreement. Any reimbursement shall be on a prorata basis for the acreage which may fail as to gas storage rights. It is understood and agreed that reimbursement shall forever be the exclusive remedy for Lessee and that Lessor shall not be liable for any consequential damages or any other losses or damages.

         10. Lessor's Rights to Drill and Operate: Lessor retains its
             ------------------------------------
existing rights to the deep horizons underlying the Leased Premises as provided for in the Shallow Horizon Master Agreement.

         Lessor hereby expressly reserves the perpetual right and easement to drill wells through the Big Lime Formation and the Ohio Shale Formation, which reservation shall be a covenant running with the land. Lessor shall notify Lessee before the commencement of drilling any wells through the Big Lime or Ohio Shale formations, and shall take all reasonable precautions and care to protect the Storage Formation from blowout or loss of gas during the drilling of any such wells. Upon completion of any such drilling, such wells shall be properly sealed between casing and formations by cementing or by such other means as may be required by applicable law, to prevent loss of gas or reservoir fluids or the encroachment of water into the Storage Formation.

         Lessor shall be liable to Lessee for any damage or loss to the Storage Formation caused by Lessor's drilling, completion, production, or well stimulation operations. Lessor agrees to defend, indemnify and hold harmless Lessee for any claims, demands or actions for all damages, liabilities, demands, injuries and costs of any nature whatsoever, including attorneys' fees, to persons or real or personal property caused by Lessor's employees, agents, or contractors resulting from Lessor's operations through the Storage Formation, whether negligent or not, and-whether such damages or injuries to persons or property be suffered by Lessee, its employees, agents, or contractors, or by third parties.

         Lessor shall permit Lessee, or its duly authorized employees or agents, at Lessee's sole risk and expense, to have access to the derrick floor of all wells which penetrate the Storage Formation for the purpose of observing and inspecting drilling operations insofar as they relate to the safety of Lessee's Gas Storage Operations and the integrity of the Storage Formation.

         Any wells drilled by Lessor through the Storage Formation shall be operated by Lessor in such a manner as to protect the integrity of the Storage Formation and to prevent the loss of gas therefrom. All wells drilled and operated by Lessor shall be in conformity with all applicable state and federal laws, rules and regulations, including the Kentucky Gas Storage Regulation.

         Lessee agrees not to unreasonably object to the Department as to the drilling of wells proposed by Lessor if such wells are in conformity with the referenced Kentucky Gas Storage Regulation.

         11. Lessee's Rights to Drill: The parties acknowledge that,
             ------------------------
pursuant to the Shallow Horizon Master Agreement, Lessee has the right to drill and operate the Big Lime Formation and the Ohio Shale Formation underlying the Leased Premises.

         Upon termination of Lessee's Gas Storage Operations, all rights of Lessee to the Big Lime Storage Formation shall cease, and shall revert automatically to Lessor. In addition, Lessee hereby agrees that if drilling operations are not commenced and production in paying quantities obtained from the Ohio Shale Formation within one (1) year from the cessation of Gas Storage Operations, then Lessee's rights to the Ohio Shale Formation shall also cease, and shall revert automatically to Lessor.

         Lessee agrees to provide Lessor with driller's logs and electric logs for all new wells drilled by Lessee on the Leased Premises, including gamma ray-density neutron logs from the surface to the total depth of said wells.

         12. Assignments: Lessee may not assign, transfer or convey, either
             -----------
in whole or in part, any rights or obligations under this Agreement, or Lessee's leasehold ownership or interest in the Gas Storage Operations underlying the Leased Premises without the prior written consent of Lessor. Lessor's consent to assignment shall not be unreasonably withheld.

         13. Default: In the event of default by either party under any of
             -------
the provisions of this Agreement, including without limitation the payment of rental, it is agreed that the other party shall give written notification to the defaulting party of such default and shall grant to such party a period of thirty (30) days following written notification within which time to remedy said default and continue this Agreement in full force and effect. Should the defaulting party after receipt of the notice above required, fail for any reason to remedy such default, then, and in such event, this Agreement shall terminate and be of no further force and effect.

         14. Reassignment: Lessee may reassign all, but not portions, of the
             ------------
Leased Premises by a formal Assignment executed by Lessee and in recordable form delivered to Lessor, unless otherwise agreed to by the parties.

         15. Notices: Any notices herein provided shall be deemed sufficient
             -------
as to delivery if given in writing, deposited in the United States mails registered, return receipt requested, or by facsimile, addressed to the other party hereto as follows:

         Lessor:  Equitable Resources Exploration,
                  a division of Equitable Resources Energy Company Two Executive Park Place
                  1989 East Stone Drive
                  Ringsport, Tennessee 37660
                  615/224-3800
                  Fax: 615/224-3891
                  (ATTN: Bryan L. Wolcott, Vice President -
                   Engineering and Operations)

         Lessee:  Lonnie D. Ferrin
                  431 Electra Drive
                  Houston, Texas 77024
                  713/461-9886
                  Fax: 713/461-9866

         Either Lessor or Lessee may change any address for notices by a writing sent to the other party's address, by certified mail.

         16. Recording of Memorandum of Lease and Agreement: It is
             ----------------------------------------------
understood and agreed that a recording of this Agreement shall only be by a Memorandum of Lease and Agreement, the terms of which shall be mutually agreed upon by the parties.

         17. Heirs, Successors and Assigns: This Agreement and all the terms
             -----------------------------
and provisions hereof, shall extend to and be binding upon the heirs, assigns, executors, administrators, and successors of the parties hereto.

         18. Applicable Law: This Agreement and all the terms and provisions
             --------------
hereof shall be construed under the applicable laws of the Commonwealth of Kentucky.

         IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers and representatives as of the date first hereinabove written.

                                   LESSOR:

ATTEST: EQUITABLE RESOURCES EXPLORATION, a division of Equitable Resources Energy Company



By: /s/ Rand E. Sterling           By:    /s/ Bryon L. Wolcott
   ----------------------             -------------------------------
                                            Bryan L. Wolcott

Its:  Assistant Secretary          Its:  Vice-President - Engineering
                                          and Operations


                                   LESSEE:
WITNESS:
                                   LONNIE D. FERRIN


                                     /s/ Lonnie D. Ferrin
                                   -----------------------------------
  /s/ Teresa G. Escobedo           Lonnie D. Ferrin
--------------------------

STATE OF TENNESSEE)

COUNTY OF SULLIVAN)

      I, Rosemary Schiefer, a Notary Public in and for said County and State, do hereby certify that the foregoing Underground Gas Storage Lease and Agreement (Canada Mountain Field) was this day produced to me in said County and State aforesaid and duly acknowledged before me by Bryan L. Wolcott known to me to be the Vice President - Engineering and Operations of Equitable Resources Exploration, a division of Equitable Resources Energy Company, to be the free act and deed of himself as President thereof.

      Given under my hand this 9th day of March, 1994.

      My commission expires:  April 8, 1995.

                                   /s/ Rosemary Schiefer
                               ------------------------------
                               Notary Public







                                                  ** [Map of area appears
                                                    following this page.]

STATE OF TEXAS

COUNTY OF

      I, Vicki Vaculik, a Notary Public in and for said County and State, do hereby certify that the foregoing Underground Gas Storage Lease and Agreement (Canada Mountain Field) was this day produced to me in said County and State aforesaid and duly acknowledged before me by Lonnie D. Ferrin to be the free act and deed of himself.

      Given under my hand this 9th day of March, 1994

      My commission expires:   8/9/97
                             ------------

                                     /s/ Vicki Vaculik
                                  ------------------------
                                  Notary Public



THIS INSTRUMENT PREPARED BY:


  /S/ Benjamin C. Cubbage, Jr.
--------------------------------
Benjamin C. Cubbage, Jr.
Cubbage and Stigger
600 Barret Boulevard
P.O. Box 17
Henderson, Kentucky 42420
502/827-5635



  /s/ Rand E. Sterling
--------------------------------
Rand E. Sterling
Equitable Resources Exploration,
a division of Equitable Resources Energy Company
1989 East Stone Drive
Kingsport, Tennessee 37660
615/224-3809

                             AMENDMENT NO. 1 AND
                                 NOVATION TO
                 UNDERGROUND GAS STORAGE LEASE AND AGREEMENT
                           (Canada Mountain Field)


               This AMENDMENT NO. 1 AND NOVATION TO UNDERGROUND GAS STORAGE LEASE and Agreement (Canada Mountain Field) ("Amendment") is made and entered into this 22nd day of March, 1995, and effective the 9th day of
                  ----        -----                          ---
March, 1995 ("Effective Date"), by and between EQUITABLE RESOURCES EXPLORATION, a division of Equitable Resources Energy Company, a West Virginia corporation, with offices at Two Executive Park Place, 1989 East Stone Drive, Kingsport, Tennessee 37660 (hereinafter referred to as "Lessor" or "EREX"); Lonnie D. Ferrin, an individual, 431 Electra Drive, Houston, Texas 77024 (hereinafter referred to as "Ferrin"); and DELTA NATURAL GAS COMPANY, INC., a Kentucky corporation, with offices at 3617 Lexington Road, Winchester, Kentucky 40391 (hereinafter referred to as "Lessee" or "Delta").

                                 WITNESSETH:

               WHEREAS, on March 9, 1994, EREX and Ferrin entered into an Underground Gas Storage Lease and Agreement (Canada Mountain Field) (hereinafter "Agreement"), whereby EREX did lease and let exclusively unto Ferrin the Big Lime Formation in and underlying certain described Leased Premises for a gas storage project situate on the waters of Cannon Creek and Fourmile Creek, Kayjay and Middlesboro North Quads, Bell County, Kentucky; and

               WHEREAS, a Memorandum of Underground Gas Storage Lease and Agreement (Canada Mountain Field) was recorded March 10; 1995 at Lease Book 40, Page 580, of the records of Bell County, Kentucky, incorporating by reference the terms and provisions of the Agreement and referencing the Agreement for the full particulars thereof; and


               WHEREAS, by Letter dated March 8, 1995, Ferrin advised EREX that Ferrin and Delta have executed a Purchase and Sale Agreement dated March 1, 1995, providing for the acquisition by Delta of all of Ferrin's interests in the Underground Gas Storage Lease and Agreement, subject to the approval of the Kentucky Public Service Commission and various other leasehold and title conditions; and

               WHEREAS, by Letter of March 8, 1995, Ferrin requested EREX, in order to satisfy various conditions of the Purchase and Sale Agreement with Delta, to amend the Underground Gas Storage Lease and Agreement as follows:(1) amend the definition of the Storage Formation;
(2) add four EREX Oil and Gas Leases to the Leased Premises; (3) provide the written consent required for an assignment; and (4) substitute Delta as Lessee in place of Ferrin, and discharge Ferrin as a party to the Agreement; and

               WHEREAS, EREX is willing to make the requested amendments, provide--the written consent for the assignment from Ferrin to Delta, substitute Delta as Lessee in place of Ferrin, and discharge Ferrin as a party to the Agreement; and

               WHEREAS, Delta is agreeable to the requested amendments, is willing to be substituted in place of Ferrin as Lessee to the Agreement, agrees to the discharge of Ferrin as Lessee, and agrees to assume all the rights, duties, obligations and liabilities of the Lessee under the Agreement.

               NOW, THEREFORE, for and in consideration of the terms, provisions and premises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby mutually agree as follows:

1.       Storage Formation
         -----------------

         The definition of Storage Formation, as contained in the second Whereas paragraph on Page 2 of the Agreement, and for all purposes thereunder, is hereby deleted and substituted with the following:

         The Storage Formation is defined as the Geologic Section from the Top of the New Albany Shale back to and including 200 feet above the Top of the Newman Limestone.


2.       Leased Premises
         ---------------

         The Leased Premises, as defined in Paragraph No. 1 of the Agreement, is amended to include, as of the Effective Date, the following four (4) EREX Oil and Gas Leases, as to the gas storage provisions contained therein, and shall be subject to all other terms and provisions of the
Agreement:

                  a. Oil and Gas Lease dated October 15, 1992 from Earlene
                  Z. Smith, single, Lessor, to EREX, Lessee, containing 69.0 Acres, more or less, for a seven (7) year term from November 20, 1992 and recorded at Lease Book 39, Page 677 of the records of Bell County, Kentucky (EREX Lease No. 241416L).

                  b. Oil and Gas Lease dated September 2, 1992 from Zella Fuson, widow, et al., Lessor, to EREX, Lessee, containing
                  84.0 Acres, more or less, for a seven (7) year term from November 22, 1992, and recorded at Lease Book 39, Page 665 of the records of Bell County, Kentucky (EREX Lease No. 241458L).

                  c(1). Oil and Gas Lease dated November 19, 1992 from James Earl Fuson, Guardian, et al., Lessor, to EREX, Lessee, containing 86.0 Acres, more or less, for a seven (7) year term from December 6, 1992, and recorded at Lease Book 39, Page 741, of the records of Bell County, Kentucky (EREX Lease No. 241389L).

                  c(2). Oil and Gas Lease dated January 11, 1993 from James Earl Fuson, et ux., Lessor, to EREX, Lessee, containing
                  86.0 acres, more or less, for a seven (7) year term from December 6, 1992, and recorded at Lease Book 39, Page 800, of the records of Bell County, Kentucky (EREX Lease No. 241389L03) (hereinafter collectively "Oil and Gas Leases").

                  The four (4) Oil and Gas Leases contain a total of 239.0
                                                                     -----
                  gross leasehold acres, and 196.0 net leasehold acres,
                                             -----
                  which are hereby added to the Leased Premises for all purposes contained in the Agreement, and are more particularly set forth and described on the horizontal-hatched area on Exhibit "A" (Map of Leased Premises) attached hereto and by this reference made a part hereof.

         It is understood and agreed that the additional 239.0 Acres shall be added to the original 3,128.0 Acres, and that effective herewith, the new acreage figure for the Leased Premises shall be 3,367.0 Acres, which figure
                                                -------
shall be used for purposes of Delay Rentals and Storage Rentals in the Agreement, and for all other purposes contained therein.

         It is also understood and agreed that the four (4) Oil and Gas Leases added hereto are the first leasehold acreage to be included in the Leased Premises. Therefore, Lessee agrees to pay Lessor, in addition to the Delay Rentals and Storage Rentals in the Agreement, as reimbursement for the Delay Rentals in the Oil and Gas Leases, an additional $3.00 per acre per year for the 239.0 additional leasehold acres, being $717.00 per year. At such time as the land in the Oil and Gas Leases is used for gas storage, and the $2.00 per acre per annum, payable quarterly, gas storage rental becomes effective in lieu of the Oil and Gas Leases Delay Rental, then Lessee shall reimburse Lessor for such payments.

         Lessor agrees to maintain responsibility for payment of Delay Rentals and gas storage rentals under the Oil and Gas Leases, and Lessee agrees to reimburse Lessor for such payments within thirty (30) days of receipt of an invoice for same, including documentation of payments and any correspondence from lessors under the Oil and Gas Leases. Lessee shall also reimburse Lessor for any reasonable costs and expenses for the renewal or extension of the Oil and Gas Leases. Lessor shall use its best efforts to make the required Delay Rental and gas storage rental payments, but shall not be held liable for failure to make such payments.

         Ferrin agrees to pay EREX upon execution of this Amendment, on the additional 196.0 net leasehold acres, the $2.00 per acre Delay Rental in the Agreement being $392.00, and the $3.00 per acre Delay Rentals in the Oil and Gas Leases, being $588.00, for a total of $980.00.

         EREX acknowledges receipt from Ferrin of the Agreement second year Delay Rentals in the amount of $6,256.00, being $2.00 per acre for the original 3,128.0 Acres, and states that in all other respects Ferrin, up to the Effective Date hereof, has performed all of his duties and obligations under the Agreement, and that the Agreement is in good standing and in full force and effect.

3.       Consent to Assignment
         ---------------------

         Pursuant to Paragraph No. 12, Assignments, of the Agreement, EREX hereby provides its written consent to Ferrin to assign all his rights, titles and interests in the Agreement, including the above-described Oil and Gas Leases, to Delta, on the condition that Delta agrees with EREX to assume all of Ferrin's rights, duties, obligations and liabilities of the Agreement, as herein amended, from and after the Effective Date hereof.

4.       Novation and Assumption of Rights, Duties,
         ------------------------------------------
         Liabilities
         -----------

         The parties agree that as of the Effective Date hereof Delta is hereby substituted in place of Ferrin as Lessee to the Agreement, and agree that Ferrin is discharged as Lessee to the Agreement. Furthermore, Delta hereby expressly agrees with EREX to assume all the rights, duties, obligations and liabilities of the Lessee under the Agreement, including the rental obligations of the Oil and Gas Leases referred to herein.


5.       Miscellaneous Provisions
         ------------------------

                  a. It is understood and agreed that if the Kentucky Public Service Commission should not approve the Purchase and Sale Agreement dated March 1, 1995 by and between Ferrin and Delta, or if the other leasehold and title conditions therein are not satisfied, thus preventing the completion of said Purchase and Sale Agreement, then Ferrin shall so notify EREX in writing, and this Amendment shall be of no force and effect, and EREX and Ferrin shall return to their original rights, duties, obligations and liabilities under the Agreement, and Delta shall have no obligation to either party under the Agreement or to the Oil and Gas Leases referred to herein.

                  b. It is understood and agreed that a recording of this Amendment shall only be by a Memorandum of Amendment No. 1 and Novation to Underground Gas Storage Lease and Agreement (Canada Mountain Field) executed by the parties herein which shall be properly placed of record in the records of Bell County, Kentucky. Such Memorandum shall not be placed of record until the Purchase and Sale Agreement dated March 1, 1995 by and between Ferrin and Delta is finalized and all approvals and conditions have been satisfied. Ferrin shall notify EREX in writing when the Purchase and Sale is finalized.

                  c. This Amendment and all the terms and provisions hereof shall extend to and be binding upon the heirs, successors, assigns and representatives of the parties hereto.

                  d. This Amendment and all the terms and provisions hereof shall be construed under the applicable laws of the Commonwealth of Kentucky.

                  e. The Agreement, as amended herein, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers and representatives as of the date first hereinabove written.


ATTEST:                            LESSOR:

                                   EQUITABLE RESOURCES EXPLORATION,
                                   a division of Equitable Resources
                                   Energy Company



By:  /s/ Rand E. Sterling          By: /s/ Michael J. Miller
   ------------------------           ----------------------------
      Rand E. Sterling                   Michael J. Miller

ITS: Assistant Secretary           ITS: Vice President - Kentucky
                                             Operations


WITNESS:                           LONNIE D. FERRIN


    /s/ Sally Horak                     /s/ Lonnie D. Ferrin
---------------------------        -------------------------------
                                          Lonnie D. Ferrin

ATTEST:                            LESSEE:

                                   DELTA NATTJRAL GAS COMPANY, INC.



By:  /s/ John T. Hall              By:  /s/ Glenn R. Jennings
   ------------------------           -----------------------------
                                           Glenn R. Jennings

ITS: Secretary                     ITS: President


STATE OF: TENNESSEE )
COUNTY OF: SULLIVAN )


         I, Rosemary Schiefer, a Notary Public in and for said County and State, do hereby certify that the foregoing Amendment No. 1 and Novation to Underground Gas Storage Lease and Agreement (Canada Mountain Field) was this day produced to me in said County and State aforesaid and duly acknowledged before me by Michael J. Miller, known to me to be the Vice President - Kentucky Operations of EQUITABLE RESOURCES EXPLORATION, a division of Equitable Resources Energy Company, to be the free act and deed of himself as Vice President - Kentucky Operations thereof.

         Witness my hand this 22nd day of March, 1995.

         My commission expires:    April 8, 1995
                                -------------------

(OFFICIAL SEAL)                             /s/ Rosemary Schiefer
                                       --------------------------------
                                                Notary Public

STATE OF TEXAS )
COUNTY OF HARRIS)

         I, John R. Coutter, a Notary Public in and for said County and State, do hereby certify that the foregoing Amendment No. 1 and Novation to Underground Gas Storage Lease and Agreement (Canada Mountain Field) was this day produced to me in said County and State aforesaid and duly acknowledged before me by Lonnie D. Ferrin to be his free act and deed.

         Witness my hand this 29th day of March, 1995.

         My commission expires:   March 6, 1999
                                -------------------------

(OFFICIAL SEAL)                /S/ John R. Coulter
                             --------------------------------
                                    Notary Public

STATE OF:    KENTUCKY )


COUNTY OF:   CLARK)

                I, Emily P. Bennett, a Notary Public in and for said County an State, do hereby certify that the foregoing Amendment No. 1 and Novation to Underground Gas Storage Lease and Agreement (Canada Mountain Field) was this day produced to me in said County and State aforesaid and duly acknowledged before me by Glenn R. Jennings, known to me to be the President of Delta Natural Gas Company, Inc. to be the free act and deed of himself as President thereof.

                Witness my hand this 6th day of April, 1995.

                My commission expires:    November 24, 1995
                                      --------------------------


(OFFICIAL SEAL)                              /s/ Emily P. Bennett
                                         ---------------------------
                                                Notary Public



  /s/ Benjamin C. Cubbage, Jr.
---------------------------------
Benjamin C. Cubbage, Jr.
Cubbage and Stigger
600 Barret Boulevard
P.O. Box 17
Henderson, Kentucky 42420
502/827-5635


  /s/ Rand E. Sterling
---------------------------------
Rand E. Sterling
1989 East Stone Drive
Kingsport, Tennessee 37660
615/224-3800                                         **[Map of area -
                                                        entitled "Exhibit
                                                        "A" Map of Leased
                                                        Premises" attached
                                                        after this page.]